THE MANAGERS FUNDS
                   SPECIAL EQUITY FUND
                   -------------------
                       PROSPECTUS
                    Dated May 1, 2002
           --------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS
PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

RISK/RETURN SUMMARY
Key Information                                 1
Performance Summary                             4
Fees and Expenses                               6

SUMMARY OF THE FUND
The Managers Funds                              8
Special Equity Fund                             9

ADDITIONAL PRACTICES/RISKS
Other Securities and Investment
Practices                                      13
A Few Words About Risk                         15

ABOUT YOUR INVESTMENT
Financial Highlights                           18
Your Account                                   20
How To Purchase Shares                         22
How To Sell Shares                             23
Investor Services                              24
Other Operating Policies                       25
Account Statements                             26
Dividends and Distributions                    26
Tax Information                                26
Description of Index                           28


KEY INFORMATION
This Prospectus contains important information for anyone interested in investing in the Managers Special Equity
Fund, a series of The Managers Funds no-load mutual fund family. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Fund on your own goals, risk preferences and investment time horizons.

SUMMARY OF THE GOALS, PRINCIPAL STRATEGIES AND PRINCIPAL
RISK FACTORS OF THE FUND

The following is a summary of the goals, principal strategies and principal risk factors of the Fund.

                      Principal           Principal
Fund       Goal       Strategies          Risk Factors
-------- ----------   ----------------    ------------
Special  Long-term    Invests principally Intelligence Risk
Equity   capital      in common and       Liquidity Risk
Fund     appreciation preferred stocks    Market Risk
         from equity  of small and        Mid-Capitalization
         securities   medium companies     Stock Risk
         of small-                        Price Risk
         and medium-                      Small-
         capitalization                    Capitalization
         companies                         Stock Risk

                      Invests at least
                      80% of its assets
                      in equity securities,
                      i.e., common and
                      preferred stocks

                      Seeks investments
                      with the potential
                      for capital
                      appreciation as a
                      result of earnings
                      growth or improvements
                      in equity valuation


PRINCIPAL RISK FACTORS
All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Fund. Before you invest, please make sure that you read, and understand, the risk factors that apply to the Fund.

The following is a discussion of the principal risk factors of the Fund.

INTELLIGENCE RISK
Intelligence risk is a term created by The Managers Funds
LLC to describe the risks taken by mutual fund investors in hiring professional asset managers to manage assets. The asset managers evaluate investments relative to all of these risks and allocate accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios. Intelligence risk can be defined as the risk that the asset managers may make poor decisions or use investment philosophies that turn out to be wrong.

LIQUIDITY RISK
This is the risk that the Fund cannot sell a security at a reasonable price within a reasonable time frame when necessary due to a lack of buyers for the security. This risk applies to all assets. For example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers. Thus, it often takes a significant effort to market, and it takes at least a few days and often months to sell.

On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily. The liquidity of financial securities in orderly markets can be measured by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get. However, estimating the liquidity of securities during market upheavals is very difficult.


MARKET RISK
Market risk is also called systematic risk. It typically refers to the basic variability that stocks exhibit as a result of stock market fluctuations. Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of a Fund's portfolio of investments is also likely to decrease in value. The decrease in the value of a Fund's investments, in percentage terms, may be more or less than the decrease in the value of the market.

MID-CAPITALIZATION STOCK RISK
Mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in mid-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

PRICE RISK
As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities.
Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities or the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained.

SMALL-CAPITALIZATION STOCK RISK
Small-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in small-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

PERFORMANCE SUMMARY
The following bar chart illustrates the risks of investing in the Fund by showing the Fund's year-by-year total returns and how the performance of the Fund has varied over the past ten years. The chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.

     ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
              MANAGERS SPECIAL EQUITY FUND

1992	16.1%
1993	17.4%
1994	-2.0%
1995	33.9%
1996	24.8%
1997	24.4%
1998	0.2%
1999	54.1%
2000	-2.6%
2001	-8.1%

Best Quarter:    35.9% (4th Quarter 1999)
Worst Quarter:  -23.7% (3rd Quarter 2001)

The following table compares the Fund's performance to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the applicable index. A description of this index is included in Appendix
A. As always, the past performance of the Fund is not an indication of how the Fund will perform in the future.

TOTAL RETURN is used by mutual funds to calculate the hypothetical change in value of an investment over a specified period of time, assuming reinvestment of all dividends and distributions.

         AVERAGE ANNUAL TOTAL RETURNS (1)
               (as of 12/31/01)

                                                    Since
                   1 Year  5 Years   10 Years   Inception
                   ------  -------   --------   ----------
SPECIAL EQUITY FUND                                (6/1/84)
Return Before
  Taxes             -8.07%  11.47%     14.41%       15.01%
Return After
  Taxes on
  Distributions     -8.07%  10.08%     11.98%        N/A
Return After
  Taxes on
  Distributions
  and Sale of
  Fund Shares       -4.92%   9.03%     11.01%        N/A

RUSSELL 2000 INDEX
 (BEFORE TAXES)      2.49%   7.52%     11.51%       11.40%

(1) After-tax returns are calculated by Lipper. After-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of the offering price)      None
Maximum Deferred Sales Charge (Load)     None
Maximum Sales Charge (Load) Imposed
  on Reinvested Dividends and Other
  Distributions                          None
Redemption Fee                           None
Exchange Fee                             None
Maximum Account Fee                      None

          ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)


                                       Special
                                     Equity Fund
                                      ---------
Management Fees                         0.90%
Distribution (12b-1) Fees               0.00%
Other Expenses (a)                      0.40%
                                        -----
Total Annual Fund Operating Expenses    1.30%
                                        -----

(a) The Fund has entered into an arrangement with unaffiliated broker-dealers to pay a portion of the Fund's expenses. In addition, the Fund receives credits against its custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the Fund incurred actual "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2001 in an amount less than the amount shown above. After giving effect to these expense offsets, the "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2001 for the Fund was 1.29%.

WHAT IS THE MANAGEMENT FEE? The Management Fee is the fee paid to The Managers Funds LLC, a portion of which is paid to the asset managers who manage the Fund's portfolio.

EXAMPLE
This example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.
The example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

               1 YEAR  3 YEARS 5 YEARS  10 YEARS
               ------  ------- -------  --------
Special Equity
   Fund (1)      $132    $412   $713     $1,568


(1) Taking into account all expense offsets referred to in footnote (a) to the table of Annual Operating Expenses, your costs for the Special Equity Fund would be $131, $409, $708 and $1,556, for investments in the Fund of 1,3,5 and 10 years, respectively.

The example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

SUMMARY OF THE FUND
THE MANAGERS FUNDS

The Managers Funds is a no-load mutual fund family comprised of different Funds, each having distinct investment management objectives, strategies, risks and policies. Many of the Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

The Managers Funds LLC (the "Investment Manager"), a subsidiary of Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, serves as the investment manager to the Fund and is responsible for the Fund's overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage the Fund's investment portfolio. It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Fund family. The Securities and Exchange Commission has given
The Managers Funds an exemptive order permitting them to change asset managers without shareholder approval, but subject to notification within 60 days of any such changes.

Managers Distributors, Inc. ("MDI" or the
"Distributor"), a wholly-owned subsidiary of the Investment Manager, serves as the Fund's distributor. MDI receives no compensation from the Fund for its services as distributor.

More information on the Fund's investment strategies and holdings can be found in the current Semi-Annual and Annual
Reports, in the Statement of Additional Information, or on our website at www.managersfunds.com

WHAT AM I INVESTING IN? You are buying shares of a pooled invesment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets.
The Fund is not a complete investment program, and there is no guarantee that the Fund will reach its stated goal.

Special Equity Fund

FUND FACTS
Objective:        Long-term capital appreciation

Investment Focus: Equity securities of small- and medium-
                  sized U.S. companies

Benchmark:        Russell 2000 Index
Ticker:           MGSEX

OBJECTIVE

The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small- and medium-sized companies. The Fund's objective may be changed without shareholder approval.
Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. Although the Fund is permitted to purchase securities of both small- and medium-capitalization companies, the Fund has historically invested substantially all of its assets in the securities of small-capitalization companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the Russell
2000 Index. As of December 31, 2001, the Russell 2000 Index included companies with capitalizations from $4 million to $2.4 billion. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks; this policy may not be changed without providing shareholders 60 days notice. The Fund may retain securities that it already has purchased even if the company outgrows the Fund's capitalization limits. The
Fund's assets currently are allocated among five asset managers, each of which acts independently of the other and uses its own methodology to select portfolio investments.
Three asset managers utilize a value approach to investing whereby they seek to identify companies whose improving businesses are for some reason not being fully recognized by others and which are thus selling at valuations less than should be expected. The other two asset managers utilize a growth approach to investing whereby they seek to identify companies which are exhibiting rapid growth in their businesses. All five asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset managers, thus, expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's assets managers do not ordinarily involve trading securities for short-term profits, an asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and may increase your tax liability.

SHOULD I INVEST IN THIS FUND?

This Fund MAY be suitable if you:

- Are seeking an opportunity for additional returns through small-and medium-capitalization equities in your investment portfolio
- Are willing to accept a higher degree of risk for the opportunity of higher potential returns
- Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

- Are seeking stability of principal
- Are investing with a shorter time horizon in mind
- Are uncomfortable with stock market risk
- Are seeking current income

PORTFOLIO MANAGEMENT OF THE FUND

Goldman Sachs Asset Management ("GSAM"), Kern Capital
Management LLC ("Kern"), Pilgrim Baxter & Associates, Ltd.
("Pilgrim Baxter"), Skyline Asset Management, L.P.
("Skyline") and Westport Asset Management, Inc.
("Westport") each manage a portion of the Fund.

GSAM has managed a portion of the Fund since December 1985.
GSAM is located at 32 Old Slip, New York, New York. GSAM is a separate business unit of the Investment Management
Division ("IMD") of Goldman, Sachs & Co. ("Goldman,
Sachs"). As of December 31, 2001, GSAM, along with other units of the IMD of Goldman Sachs & Company, had assets under management of approximately $329.6 billion. Timothy
J. Ebright is the Senior Portfolio Manager for the portion of the Fund managed by GSAM. Mr. Ebright is a Vice
President of Goldman, Sachs, a position he has held since
1988.

Kern has managed a portion of the Fund since September
1997. Kern, located at 114 West 47 th Street, Suite 1926,
New York, New York, was formed in 1997. As of December 31,
2001, Kern had assets under management of approximately $
1.9 billion. Robert E. Kern, Jr. is the portfolio manager for the portion of the Fund managed by Kern. Mr. Kern is the Managing Member, Chairman and CEO of, and a portfolio manager for, Kern, positions he has held since the firm's formation. Prior to that time, he was Senior Vice President of Fremont Investment Advisers in 1997 and a Director of Morgan Grenfell Capital Management from 1986 to 1997.

Pilgrim Baxter has managed a portion of the Fund since
October 1994. Pilgrim Baxter, located at 825 Duportail
Road, Wayne, Pennsylvania, was formed in 1982. As of
December 31, 2001, Pilgrim Baxter had assets under management of approximately $13.0 billion. Gary L. Pilgrim and a team of portfolio managers are the portfolio managers for the portion of the Fund managed by Pilgrim Baxter. Mr.
Pilgrim is Director, President and CIO of Pilgrim Baxter and has been with the firm since its formation.

Skyline has managed a portion of the Fund since December
2000. Skyline, located at 311 South Wacker Drive, Suite
4500, Chicago, Illinois, was formed in 1995 and is organized as a limited partnership. The general partner of Skyline is Affiliated Managers Group, Inc. As of December
31, 2001, Skyline had assets under management of approximately $1.2 billion. William M. Dutton and a team of analysts are the portfolio managers for the portion of the Fund managed by Skyline. Mr. Dutton is the Managing
Partner of Skyline and has been with the firm since the firm's formation.

Westport has managed a portion of the Fund since December
1985.  Westport, located at 253 Riverside Avenue, Westport,
Connecticut, was formed in 1983. As of December 31, 2001,
Westport had assets under management of approximately $2.6 billion. Andrew J. Knuth and Edmund Nicklin are the portfolio managers for the portion of the Fund managed by Westport. Mr. Knuth is the Chairman of Westport and has acted in those capacities for the firm since its formation.
Mr. Nicklin is a Managing Director of, and a portfolio manager for, Westport and has acted in those capacities for the firm since 1997. Prior to joining the firm, he was a Portfolio Manager for Evergreen Funds since 1982.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The
Managers Funds LLC, in turn, pays a portion of this fee to GSAM, Kern, Pilgrim Baxter, Skyline and Westport.

OTHER SECURITIES AND INVESTMENT PRACTICES
The following is a description of some of the other securities and investment practices of the Fund.

RESTRICTED AND ILLIQUID SECURITIES
The Fund may purchase restricted or illiquid securities.
Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund's ability to raise cash to meet redemptions.
Also, because there may not be an established market price for these securities, the Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

REPURCHASE AGREEMENTS
The Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

FOREIGN SECURITIES
The Fund may purchase foreign securities. Foreign securities generally are more volatile than their U.S.
counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars.
Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

DEFENSIVE INVESTING
During unusual market conditions, the Fund may place up to 100% of its total assets in cash or high quality short-term debt securities. To the extent that the Fund does this, it is not pursuing its objective.

DERIVATIVES
The Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. The Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to attempt to increase return. This includes the use of currency-based derivatives for speculation
(investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the Fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The Fund is not obligated to hedge and may not do so.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

SHORT-TERM TRADING
The Fund may engage in short-term trading. Short-term trading can increase a Fund's transaction costs and may increase your tax liability. Although the investment strategies of the asset managers for the Fund ordinarily do not involve trading securities for short-term profits, any of them may sell any security at any time the asset manager believes best, which may result in short-term trading.

A FEW WORDS ABOUT RISK
In the normal course of everyday life, each of us takes risk. What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.

If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan.
The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk to determine their actions. In addition, here are a few principles from this example which are applicable to investing as well.

* Despite statistics, the risks of any action are different for every person and may change as a person's circumstances change;
* Everybody's perception of reward is different; and
* High risk does not in itself imply high reward.

While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks. This is often referred to as the RISK PREMIUM.

U.S. investors often consider the yield for short-term U.S.
Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government. Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.
PRINCIPAL RISK FACTORS in the Risk/Return Summary detail the principal risks of investing in the Fund. The following are descriptions of some of the additional risks that the asset managers of the Fund may take to earn investment returns. This is not a comprehensive list and the risks discussed below are only certain of the risks to which your investments are exposed.

The RISK PREMIUM for any investment is the extra return, over the available risk-free return, that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.

ECONOMIC RISK
The prevailing economic environment is important to the health of all businesses. However, some companies are more sensitive to changes in the domestic or global economy than others. These types of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.

SECTOR RISK
Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances cause the value of securities in all companies in that sector to decrease. Although the Fund may not concentrate in any one industry, the Fund may invest without limitation in any one sector. To the extent a Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

ABOUT YOUR INVESTMENT

FINANCIAL HIGHLIGHTS
The following Financial Highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.
This information, derived from the Fund's Financial
Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund's Annual Report, which is available upon request.

MANAGERS SPECIAL EQUITY FUND
FINANCIAL HIGHLIGHTS

For a share of capital stock outstanding throughout each year

                     For the Year Ended December 31,

                 2001      2000        1999       1998      1997
                -----     ------      ------     ------    ------
Net Asset Value,
  Beginning
  of Year       $76.82    $91.42      $61.23     $61.18    $50.95
                ------    ------      ------     ------    ------

Income from Investment
  Operations:

Net investment
  income (loss)  (0.18)    (0.12)      (0.29)     (0.14)     0.08

Net realized and unrealized
  gain (loss)
  on investments (6.05)    (2.71)      33.30       0.26     12.29
                 ------    ------      ------     ------   ------
Total from investment
  operations     (6.23)    (2.83)      33.01       0.12     12.37
                 ------    ------      ------     ------   ------

Less Distributions to
  Shareholders from:

  Net investment
    income         ---       ---        ---        ---      (0.07)

  Net realized gain
   on investments  ---    (11.77)      (2.82)     (0.07)    (2.07)
                 ------   -------     -------     ------    ------
Total distributions
  to shareholders  ---    (11.77)      (2.82)     (0.07)    (2.14)
                 ------   -------     -------     ------    ------

Net Asset Value,
  End of Year    $70.59   $76.82      $91.42     $61.23    $61.18
                 ======  ========     =======     ======    ======

--------------------------------------------------------------------
Total Return 1    (8.07)% (2.56)%      54.11%      0.20%    24.45%
--------------------------------------------------------------------
Ratio of net
 expenses to
 average net
 assets 1           1.29%   1.26%       1.31%      1.34%     1.35%

Ratio of total
 expenses to
 average net
 assets 1           1.30%   1.26%       1.31%      1.34%     1.36%

Ratio of net
 investment
 income (loss)
 to average net
 assets           (0.27)%  (0.16)%    (0.47)%    (0.26)%     0.17%

Portfolio
 turnover             62%      69%        89%        64%       49%

Net assets at end
 of year
 (000's omitted) $2,295,234$2,132,376 $1,543,150 $959,939 $719,707
-------------------------------------------------------------------

1 The Fund has entered into arrangements with unaffiliated broker-dealers who have paid a portion of the Fund's expenses. In addition, the Fund has received credits against its custodian expenses for uninvested overnight cash balances. Total returns and net investment income for the Fund would have been lower had certain expenses not been offset.

YOUR ACCOUNT

As an investor, you pay no sales charges to invest in the Fund and you pay no charges to transfer within the Fund family or even to redeem out of the Fund. The price at which you purchase and redeem your shares is equal to the NET ASSET VALUE (NAV) PER SHARE next determined after your purchase or redemption is received on each day the New
York Stock Exchange (the "NYSE") is open for trading. The
NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding.
The Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.
Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are primarily traded. THEREFORE, THE FUND'S NAV MAY BE IMPACTED ON DAYS
WHEN INVESTORS MAY NOT BE ABLE TO PURCHASE OR REDEEM FUND
SHARES.

The Fund's investments are valued based on market values.
If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

MINIMUM INVESTMENTS IN THE FUND
Cash investments in the Fund must be in U.S. dollars.
Third-party checks which are under $10,000 and are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or the Custodian Bank will be accepted.

A TRADITIONAL IRA is an individual retirement account.
Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An EDUCATION SAVINGS ACCOUNT is an account with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses. (Also known as a Coverdell Education
Savings Account).

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee's account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees.

You should consult your tax professional for more information on IRA accounts.

The following table provides the minimum initial and additional investments in the Fund:

                           INITIAL          ADDITIONAL
                         INVESTMENT         INVESTMENT
                         ----------         ----------
Regular accounts          $2,000               $100
Traditional IRA            1,000                100
Roth IRA                   1,000                100
Education Savings
  Account                  1,000                100
SEP IRA                    1,000                100
SIMPLE IRA                 1,000                100

The Fund or the Distributor may, in its discretion, waive the minimum initial and additional investment amounts at any time.

If you invest through a third party such as a bank, broker-dealer or other fund distribution organization rather than directly with the Fund, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Fund may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

HOW TO PURCHASE SHARES

BY MAIL To open your account, complete and sign the Account application and make your check payable to The Managers Funds. Mail the check and account application to:

                   The Managers Funds
                   c/o BFDS, Inc.
                   P.O. Box 8517
                   Boston, MA 02266-8517

              To purchase additional shares, write a letter of instruction (or complete your investment stub). Send a check and investment stub or written instructions to the above address.
              Please include your account number and Fund name on your check.

BY TELEPHONE
              After establishing this option on your
              account, call the Fund at (800) 252-0682. The minimum additional investment is $100.

BY WIRE
              Call the Fund at (800) 252-0682. Instruct your bank to wire the money to State Street
              Bank and Trust Company, Boston, MA 02101; ABA
              #011000028; BFN-The Managers Funds A/C 9905-
              001-5, FBO shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

BY INTERNET
              If your account has already been established, see our website at http://www.managersfunds.com. The minimum additional investment is $100.

NOTE: IF YOU REDEEM SHARES FOLLOWING A PURCHASE BY CHECK,
THE FUND MAY HOLD THE PROCEEDS OF YOUR REDEMPTION FOR UP TO
15 CALENDAR DAYS TO ENSURE THAT THE CHECK HAS CLEARED.

HOW TO SELL SHARES
You may sell your shares at any time . Your shares will be sold at the NAV next calculated after the Fund's Transfer
Agent receives your order. The Fund's NAV is calculated at the close of business of the NYSE, usually 4:00 p.m. New
York Time.

Redemptions of $25,000 and over require a SIGNATURE
GUARANTEE. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public CANNOT provide a signature guarantee. Each account holder's signature must be guaranteed.

BY MAIL
                 Write a letter of instruction containing:
                 * the name of the Fund
  dollar amount or number of shares to be
  redeemed
                 * your name
                 * your account number(s)
                 * signatures of all account owners
                   and mail the written instructions to The
                   Managers Funds, c/o
                      Boston Financial Data Services, Inc.,
                      P.O. Box 8517, Boston,MA 02266-8517.

BY TELEPHONE
                 After establishing this option on your
                 account, call the Fund at (800)252-0682.

                 Telephone redemptions are available only for redemptions which are below $25,000.

BY INTERNET
                 See our website at
                 http://www.managersfunds.com.

NOTE: IF YOU REDEEM SHARES FOLLOWING A PURCHASE BY CHECK,
THE FUND MAY HOLD THE PROCEEDS OF YOUR REDEMPTION FOR UP TO
15 CALENDAR DAYS TO ENSURE THAT THE CHECK HAS CLEARED.

INVESTOR SERVICES

AUTOMATIC REINVESTMENT PLAN Allows your dividends and capital gain distributions to be reinvested in additional shares of the Fund or another Fund in the Fund family. You can elect to receive cash.

AUTOMATIC INVESTMENTS Allows you to make automatic deductions of $100 or more from a designated bank account into a Managers Funds account.

AUTOMATIC WITHDRAWALS Allows you to make automatic monthly withdrawals of $100 or more per Fund. Withdrawals are normally completed on the 25 th day of each month. If the 25 th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.

INDIVIDUAL RETIREMENT ACCOUNTS Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

EXCHANGE PRIVILEGE Allows you to exchange your shares of the Fund for shares of another of our Funds in any of our Fund families. There is no fee associated with the Exchange
Privilege. Be sure to read the Prospectus for any fund that you are exchanging into. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional.

OTHER OPERATING POLICIES
The Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you received them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Fund reserves the right to:
        *redeem an account if the value of the account falls below $500 due to redemptions;

        *suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange
         Commission;

        *change the minimum investment amounts;

        *delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

        *make a redemption-in-kind (a payment in portfolio securities instead of in cash);

        *refuse a purchase order for any reason;

        *refuse any exchange request if determined that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in our discretion); and

        *terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions.

ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV, detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive a confirmation after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are normally declared and paid annually in December.

We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise.
You may change your election by writing to us at least 10 days prior to the scheduled payment date.

TAX INFORMATION

Please be aware that the following tax information is general and refers only to the provisions of the Internal
Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax consultant about the status of your distributions from the Fund.

All income dividends and short-term capital gain distributions are generally taxable to you as ordinary income. Capital gain dividends will be treated as long-term capital gains regardless of how long you have held shares of the Fund. The provisions apply whether you receive the distribution in cash or reinvest it for additional shares.
An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires a Fund to withhold taxes on distributions paid to shareholders who:

      - fail to provide a social security number or taxpayer identification number;

      - fail to certify that their social security number or taxpayer identification number is correct; or

      - fail to certify that they are exempt from withholding.

                        APPENDIX A

DESCRIPTION OF INDEX

RUSSELL 2000r INDEX

Frank Russell Company produces a family of 21 U.S. equity indexes. The indexes are market cap-weighted and include only common stocks domiciled in the United States and its territories. All indexes are subsets of the Russell 3000r
Index, which represents approximately 98% of the investable
U.S. equity market. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell
3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion. As of December 31, 2001, the range of market capitalizations for the Russell 2000
Index was $4 million to $2.4 billion.

FOR MORE INFORMATION

Additional information for the Fund, including the Statement of Additional Information and the Semi-Annual and Annual Reports, are available to you without charge and may be requested as follows:

BY TELEPHONE:    1-800-835-3879
BY MAIL:         The Managers Funds
                 40 Richards Avenue
                 Norwalk, CT 06854
ON THE INTERNET: Electronic copies are available on our
                 website at http://www.managersfunds.com

In the Fund's Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. Current Fund documents are on file with the Securities and Exchange Commission and are incorporated by reference (legally part of this Prospectus). Text-only copies are also available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies may be obtained upon payment of a duplication fee, by email request to publicinfo@sec.gov, or by writing to the SEC's
Public Reference Section, Washington, D.C. 20549-0102 (202-
942-8090). Information about the Fund may also be reviewed and copied at the SEC's Public Reference Room. Call
(202) 942-8090 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT REGISTRATION NUMBER 811-3752